First Financial Northwest, Inc.

unique. innovative. solutions.

February 2017

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Company Highlights

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- Revoked 10(l) election – became a Bank Holding Co. – 03/31/2015
- **All time high stock price $21.01 – 1/27/17**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $20.92 – 01/27/17

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- Converted to a Washington State chartered commercial bank in February 2016

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington, with a primary focus in North Pierce, King, and South Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative offices in Mill Creek, Edmonds, and The Landing in Renton, WA.

Puget Sound Region

Renton, WA




Snohomish
BOEING
Mill Creek
Lynnwood
Edmonds
Mountlake Terrace
Bothell
Echo Lake
Cottage Lake
Target Branch Expansion
Redmond
CAPITOL HILL
Seattle
Bellevue
Sammamish
Mercer Island
Klahanie
Newcastle
Issaquah
Renton
East Renton Highlands
SeaTac
Weyerhaeuser

Branch Experience



First Financial
Northwest Bank
184
First Financial
Northwest Bank

Contemporary/Innovative Branches


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen


innovative



72% of Millennials use mobile devices for banking

vs.

50% - Gen X
19% - Boomers

but . . .

63% of Millennials use branches

vs.

68% - Gen X
69% - Boomers*

*Source: Wall Street Journal 5/31/2016

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	5	29
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	4	28
Simon Soh	SVP, Chief Lending Officer (FFNWB)	7	27
Ronnie J. Clariza	SVP, Chief Risk Management Officer	14	16
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	3	34
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	2	38

Local Economy



*Source: Kip Spencer – SECO Development March 2016

First Financial Northwest, Inc.

Employers

SEATTLE SEAHAWKS

- Headquarters in Renton

PACCAR

- 180,000sf US Parts Distribution Center

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency
- 700,000+sf Business Park

FEDERAL RESERVE BANK OF SAN FRANCISCO 12-L INC. MAY 20, 1914

BOEING

- Renton – Home of the 737
- 42 planes built each month currently
- 2017 – 47 planes per month
- 2018 – 52 planes per month
- 2019 – 57 planes per month
- 12,000 employees in Renton
- 737 MAX – First Flight 1/29/2016, currently in production

IKEA

- 400,000sf Retail Center.
- One of the largest in the US

GroupHealth

- Main campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

Top 21 Construction Projects

Ranked by Total estimated cost

Puget Sound Business Journal

Rank	Project Name	Total Estimated Cost	Project Size	Owner/Developer	Construction Manager/ General Contractor	Project Architect	Target Completion Date
1	**Sound Transit East Link Extension** Judkins Park Station, Seattle to Redmond Technology Center Station Redmond	$3.7 billion	14 miles	Sound Transit	Guy R. Atkinson Construction, Kiewit/Hoffman	Perkin+Will, LMN, Hewitt, Tiscareno Associates	2023
2	**The Spring District** Bel-Red Corridor Bellevue	$2.3 billion	36 acres	Wright Runstad & Co., Shorenstein Properties	Howard S. Wright	NBBJ	2028
3	**Sound Transit Northgate Link light rail extension** UW Husky Stadium to Northgate Seattle	$2.1 billion	4.3 miles	Sound Transit	JCM Northlink LLC	Hewitt	2021
4	**State Route 99 Tunnel Project** Alaskan Way Viaduct Seattle	$1.4 billion	2 miles	Washington State Dept. of Transportatio	Seattle Tunnel Partners, a joint venture of Dragados and Tutor Perini	HNTB	Late 2017
5	**The Bellevue Collection** 575 Bellevue Way Bellevue	$1.2 billion	2 million sq. ft.	Kemper Development Co.	GLY Construction	Sclater Architects	2016
6	**Esterra Park** 2464 152nd Ave. NE Redmond	$900 million	28-acre mixed-use project	Capstone Partners	JTM Construction	Brumbaugh & Associates	2017
7	**Amazon Tower II** 2101 7th Ave. Seattle	$550 million	1.1 million sq.ft.	Amazon	Sellen Construction	NBBJ	2016
8	**Stadium Place** North of CenturyLink Field Seattle	$517 million	1.5 million sq.ft.; 3.85 acre site	Stadium Place Investors LLC	JTM Construction, Sodo Builders	ZGF Architects, Freiheit & Ho Architects	2018
9	**Explosives-Handling Wharf 2** Naval Base Kitsap Bremerton	$448 million	6.3 acres	U.S. Dept of the Navy	Skanska USA, Amercian Bridge, Nova Group joint venture	BergerABAM	Jun-16
10	**Elliott Bay Seawall Project** Central Seawall, S. Washington St. to Virginia St. Seattle	$410.2 million	3,700 feet	Seattle Dept. of Transportation	Mortensen-Manson joint venture	Parsons Transportation Group	mid 2017
11	**8th & Howell Convention Hotel** 808 Howell St. Seattle	$400 million	1.4 million sq. ft.	R. C. Hedreen Co.	Sellen Construction	LMN	2018
11	**The Mark** 801 5th Ave. Seattle	$400 million	528,000 sq. ft.	Daniels Real Estate	JTM Construction	ZGF Architects	2017
11	**The Troy Block** 300 Boren Ave. N Seattle	$400 million	800,000 sq. ft.	Touchstone	Lease Crutcher Lewis	Perkins + Will	Summer 2016
14	**Madison Centre** 505 Madison St. Seattle	$391.6 million	746,000 sq. ft.	Schnitzer West	Sellen Construction	NBBJ	Feb. 2017
15	**Sound Transit S. 200th Link light rail extension** Sea-Tac Airport to S. 200 St. Seattle	$383 million	1.6 miles	Sound Transit	PCL Civil Constructors (guideway, station) Harbor/Pacific Graham (garage)	VIA Architects (guideway/station), Brooks + Scarpa (garage)	2016
16	**Southport Office Campus** 1101 Lake Washington Blvd. N Renton	$350 million	17.1 acre development including three 9 story buildings	SECO Development	Exxel Pacific	Zimmer Gunsul Frasca Architects LLP	2019
17	**Kirkland Urban Phase I** 457 Central Way Kirkland	$331.5 million	650,000 sq. ft.	Talon	Ryan	CollinsWoerman, Hewitt and Weber Thompson	2018
18	**Stadium Place East Phase 1** 255 S. King St. Seattle	$300 million	915,413 sq. ft.	American Life Inc.	Sodo Builderes	Freiheit & Ho	2016
19	**Chambers Creek Regional Wastewater Treatement Plant Expansion** 10311 Chambers Creek Rd., University Pl. Pierce County	$239 million	Average 45 MGD (million gallons per day)	Pierce County	Mortenson Construction	Brian & Caldwell	Sept. 2016
20	**2202 8th Ave.** 2202 8th Ave. Seattle	$237 million	40-story apartment tower	Clise Properties	Hoffman Construction	Graphit Design Group	2017
21	**Southport Hyatt Regency** 1053 Lake Washington Blvd. N Renton	$225 million	377,000 sq.ft.	SECO Development	Sellen Construction	NG2	Jan. 2017

*Locally Researched by: Melissa Crowe, Puget Sound Business Journal (PSBJ) May 06, 2016, 3:00am PDT Revised: May 06, 2016, 11:15am PDT
This List ranks the largest construction projects in the local Puget Sound region by total estimated cost. The local Puget Sound region, which is defined as King, Pierce and Snohomish counties. Information was obtained from public documents, firm representatives, company websites and PSBJ reports. In case of ties, projects are listed alphabetically.

This list was researched and compiled by Melissa Crowe, research director.

Current Performance Metrics



737 MAX FIRST FLIGHT

January 29, 2016



Key Financial Ratios

	At or For the Quarter Ended				
	Dec 31, 2016	**Sep 30, 2016**	**Jun 30, 2016**	**Mar 31, 2016**	**Dec 31, 2015**
	(Dollars in thousands)				
Performance Ratios:					
Return on assets	1.12%	1.00%	0.60%	0.76%	0.86%
Return on equity	8.58	6.39	3.41	4.34	4.87
Equity-to-assets ratio	13.31	14.06	16.96	18.01	17.42
Interest rate spread	3.53	3.51	3.49	3.31	3.18
Net interest margin	3.65	3.64	3.63	3.46	3.33
Efficiency ratio	57.96	54.69	68.29	69.88	66.04
Noninterest expense as a percent of average total assets	2.17	2.01	2.53	2.41	2.17
Capital Ratios: (1)					
Tier 1 leverage ratio	11.17%	11.37%	12.02%	11.81%	11.61%
Total capital ratio	15.61	14.38	15.67	16.80	17.62
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.31%	0.32%	0.34%	0.47%	0.48%
ALLL as a percent of total loans	1.32	1.28	1.30	1.30	1.36
ALLL as a percent of nonperforming loans	1,276.34	1,025.72	935.30	898.92	872.17

(1) Capital ratios are for First Financial Northwest Bank only.

(2) Loans are reported net of undisbursed funds.

First Financial Northwest, Inc.

Consolidated Income Statements & Total Assets

	Quarter Ended			dollars in thousands	
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2016
Net Interest Income	$ 9,304	$ 8,934	$ 8,183	$ 7,781	$ 7,692
(Recapture of provision) Provision for Loan Losses	$ (100)	$ 900	$ 600	$ (100)	$ (900)
Net Interest Income after Provision	$ 9,404	$ 8,034	$ 7,583	$ 7,881	$ 8,592
Total Noninterest Income	$ 790	$ 673	$ 708	$ 480	$ 384
Total Noninterest Expense	$ 5,850	$ 5,254	$ 6,072	$ 5,773	$ 5,333
Income before Tax	$ 4,344	$ 3,453	$ 2,219	$ 2,588	$ 3,643
Federal Income Tax	$ 1,323	$ 847	$ 779	$ 763	$ 1,526
Net Income	**$ 3,021**	**$ 2,606**	**$ 1,440**	**$ 1,825**	**$ 2,117**
Total Assets	**$ 1,037,584**	**$ 1,074,698**	**$ 999,236**	**$ 939,243**	**$ 979,913**

Interest Rate Risk

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	-9.81%
+200	$ 32,553	-6.46%
+100	$ 33,734	-3.07%
Base	$ 34,802	0.00%
-100	$ 35,465	1.91%

*Please see September 30, 2016 Form 10-Q for additional information, including the various assumptions used in this modeling. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Please refer to our forthcoming Form 10-K for the period ended December 31, 2016 for details.

Total Loan Portfolio

(in millions)



Net CRE Concentration 428.8%* of Adjusted Capital
Business & Consumer
$14.9
1%
1-4 Family
$249.4
28%
Construction
$208.9
23%
Multifamily
$123.3
14%
CRE
$303.7
34%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at December 31, 2016

Historical Annual Loan Net Charge-Off Rates

by Loan Type, without Credit Cards


6%
0%
5.8%
5.7%
3.5%
2.9%
2.7%
1.3%
1.3%
3.1%
3.0%
2.2%
1.9%
1.6%
1.8%
C&D loan net charge-off histories more than double other loan types
Cumulative charge-off %'s ~ Expected Loss %?
8.3% for thrift crisis
15.0% for financial crisis
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Multi-Family
CRE Loans
C&I Loans
C&D Loans
HELOCs

Source: Compiled for the Western Independent Bankers 2016 Directors Conference from FDIC Quarterly Banking Profile statistics

Yields



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
5.00%
4.92%
4.92%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
4.39%
4.42%
4.47%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
2.27%
2.36%
2.49%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Yield on Loans
Total Yield
Yield on Securities

Composition of Deposits

(in millions)

Excludes Bank-Owned and Brokered Deposits*


12/31/2014
Checking
$35.1
6.3%
Savings
$23.9
4.3%
MMAs
$142.5
25.5%
Total Deposit Base: $559.7
CDs
$358.2
64.0%
12/31/2015
Checking
$45.7
7.5%
Savings
$28.3
4.6%
Total Deposit Base: $609.2
CDs
$323.8
53.2%
MMAs
$211.4
34.7%
12/31/2016
Checking
$52.0
8.1%
Savings
$28.4
4.4%
MMAs
$205.0
31.9%
Total Deposit Base: $642.1
CDs
$356.7
55.6%

* At 12/31/16 and 12/31/15 Brokered Deposits were $75.5 million and $66.2 million, respectively and $0 at 12/31/2014

Average Cost of Funds



1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Total COF
Deposit COF
FHLB Advances COF
0.97%
0.91%
0.87%
0.86%
0.88%
0.90%
0.90%
0.90%
0.92%
0.94%
0.90%
0.91%
0.94%
0.99%
0.92%
0.87%
0.84%
0.86%
0.88%
0.88%
0.89%
0.91%
0.93%
0.91%
0.95%
0.97%
0.84%
0.84%
0.89%
0.96%
0.96%
0.95%
0.95%
0.95%
0.96%
0.98%
0.89%
0.79%
0.83%

Efficient Operations

Q3 2016 FDIC
Noninterest Expense
to Average Assets
(WA median%)
3.12%



80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
68%
55%
58%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

* Source: FDIC State Profile, Third Quarter - Washington

Nonperforming Loans & Assets


10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
4.01%
3.46%
3.21%
Includes TDRs as reported by SNL
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
0.14%
0.34%
0.12%
0.32%
0.10%
0.31%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Stock Performance

FFNW Stock Price & Dividend Yields

January 2015 – December 2016



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
1.94%
1.93%
1.99%
1.72%
1.82%
1.81%
1.69%
1.42%
$11.99
$12.01
$12.35
$11.90
$11.60
$12.46
$12.43
$12.24
$12.09
$12.55
$13.54
$13.96
$13.53
$13.37
$13.17
$13.64
$13.28
$13.28
$13.98
$13.11
$14.17
$15.90
$16.96
$19.74
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Dividend Yield
Closing Price on Last Business Day of the Month (right scale)

*Source: Yahoo Finance

First Financial Northwest, Inc.

First Financial Northwest, Inc.

Total Return Performance



400
350
300
250
200
150
100
Index Value
First Financial Northwest, Inc.
NASDAQ Bank
Russell 2000
SNL Thrift
SNL Micro Cap U.S. Bank
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Source: Capital IQ, SNL Financial

Total Return – FFNW vs. KRX

Total Return – FFNW vs. KRX – 12/31/2012 to 12/30/2016



195%
175%
155%
135%
115%
95%
75%
55%
35%
15%
(5.0%)
179.4%
116.9%
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
FFNW (179.4%)
KRX (116.9%)

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method. Constituents as of 1/10/2017.
Note II: KRX total return represents the median total return of the 50 KRX constituents.
Source: SNL Financial

First Financial Northwest, Inc.

FFNW Historical Share Repurchase Program:

Since 12/31/2012



2013
2014
2015
2016
Cumulative Shares Repurchased
Total Shares Repurchased: 2,728,018
Total Shares Rep. / AVDTV: 47.9x
Total Shares Repurchased: 1,594,033
Total Shares Rep. / AVDTV: 34.4x
Total Shares Repurchased: 1,521,817
Total Shares Rep. / AVDTV: 38.5x
Total Shares Repurchased: 2,864,389
Total Shares Rep. / AVDTV: 64.7x
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Q2: 1,654,547 @ ~$9.97 Premium / Discount to Quarter VWAP: +3.5% P / TBV: 0.92x
Q3: 501,820 @ ~$10.71 Premium / Discount to Quarter VWAP: +0.4% P / TBV: 0.97x
Q4: 571,651 @ ~$10.88 Premium / Discount to Quarter VWAP: +2.0% P / TBV: 0.97x
Q2: 992,840 @ ~$10.90 Premium / Discount to Quarter VWAP: +2.2% P / TBV: 0.94x
Q3: 274,081 @ ~$10.91 Premium / Discount to Quarter VWAP: +1.5% P / TBV: 0.93x
Q4: 327,112 @ ~$11.40 Premium / Discount to Quarter VWAP: 0.1% P / TBV: 0.95x
Q1: 268,300 @ ~$12.00 Premium / Discount to Quarter VWAP: (1.2%) P / TBV: 0.99x
Q2: 396,757 @ ~$11.95 Premium / Discount to Quarter VWAP: (1.5%) P / TBV: 0.98x
Q3: 402,657 @ ~$12.37 Premium / Discount to Quarter VWAP: (0.1%) P / TBV: 1.00x
Q4: 454,103 @ ~$12.54 Premium / Discount to Quarter VWAP: (2.8%) P / TBV: 1.01x
Q1: 314,087 @ ~$13.36 Premium / Discount to Quarter VWAP: (0.1%) P / TBV: 1.07x
Q2: 122,058 @ ~$13.42 Premium / Discount to Quarter VWAP: +1.4% P / TBV: 1.06x
Q3: 1,431,967 @ ~$14.01 Premium / Discount to Quarter VWAP: +1.6% P / TBV: 1.10x
Q4: 996,277 @ ~$14.51 Premium / Discount to Quarter VWAP: (12.2%) P / TBV: 1.15x
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
Stock Price
Additional Shares Repurchased
Cumulative Shares Repurchased

Note: Market data as of 1/27/2016; quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated.
Source: SNL Financial and Company earnings/ press releases and documents

Strategic Initiatives



TBM850

Strategic Initiatives

ONGOING:

- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Organic growth
  - Acquisition of earning assets, branches, or whole bank(s)
- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs
- Branch Expansion – Mill Creek office opened Q3 2015, Edmonds office opened Q1 2016, The Landing opened Q3 2016. Exploring further branch expansion/purchase to all geographical gaps and access new markets.
- Regulatory relations – Semi-annual updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB (Quarterly)

Strategic Initiatives *cont.*

RECENT

Prospective Market Niches

Areas under consideration to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

1) Aircraft Lending

- Indirect lending via the Aircraft Owners and Pilots Association (AOPA) Aviation Finance Company and direct lending nationwide. Anticipate a loan size range from $250,000 to $3MM. Plan to build portfolio to approximately $100MM over several years.
- Primarily commercial loans to individuals (pilots) and businesses that use aircraft for transportation.
- Lending based upon a predominantly asset centered model on very specific type/model of aircraft proven/historically to maintain value. Low LTVs with consideration also given to a minimum debt service ability. Actively managed portfolio will ensure the LTV remains acceptable and that the aircraft are operated, maintained, insured, and titled properly.
- Bank hired experienced and seasoned personnel to build capability and obtain respect from market participants, as well as manage business with an acceptable level of risk.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.

Strategic Initiatives *cont.*

2) Participations & Whole Loans Purchases

- Loans would include both intrastate and interstate loan acquisitions. Interstate loans would include all states in the far Western United States.
- Desire participations where selling bank cannot make entire loan due to a legal or house lending limit or concentration issue.
- Sellers would be reviewed for experience, financial standing, regulatory matters, etc.
- Closed $30 million (eight loans) CRE Portfolio in Q1 2016, $20 million (five loans) in Q2 2016 and a $8 million loan in Q3 2016; located in AZ, CA, CO, OR, UT, and WA. The property types are Multifamily, Mini-storage, Retail, and Office.

3) Expand Lending to California

- Bank hired experienced and seasoned personnel to build capability and obtain respect from market participants, as well as manage business with an acceptable level of risk.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.
- Funded $18 million CRE (Retail Shopping Center) in Southern California (paid off December 2016).

Community Involvement

2016 Innovation In Financial Education



You are NOT ALONE
bfrb.org
NASDAQ & EVERFI
CONGRATULATE
2016 INNOVATION IN
FINANCIAL EDUCATION
AWARD WINNERS
First Financial
Northwest Bank
Nasdaq
FOX
AIRFRANCE
STARBUCKS COFFEE

2016 Innovation in Financial Education


Nasdaq EVERFI
2016 INNOVATION IN FINANCIAL EDUCATION AWARDS HONOREES
BB&T
BBVA Compass
Beneficial
DISCOVER
First Financial Northwest Bank
Genworth
GLACIER
Morgan Stanley
NAVIENT
NexTier Bank
North Shore Bank
MassMutual
MBT
PNC BANK
REGIONS
START CHANGE
Silicon Valley Bank
tcf
UBS
War Horse

First Financial Northwest, Inc.

Innovation Awards by WBA



2016
Financial Literacy
Innovation Award
First Financial
Northwest Bank
2016
Financial Literacy
Award
First Financial
Northwest Bank

- Help Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout


WELCOME TO
RENTON
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Thank You!